UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2007
LL&E ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	1-8518 (Commission File Number)	76-6007940 (I.R.S. Employer Identification No.)
The Bank of New York Trust Company, N.A., Trustee
Global Corporate Trust
919 Congress Avenue
Austin, Texas 78701
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (800) 852-1422
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
     Attached as Exhibit 99.1 is a press release issued on behalf of the Registrant. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          99.1          LL&E Royalty Trust Press Release dated May 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LL&E Royalty Trust

By:	The Bank of New York Trust Company, N.A.,
as Trustee

By:	/s/ Mike Ulrich

Name:	Mike Ulrich
Title:	Vice President
Date: May 25, 2007
Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 25, 2007.